October 26, 2015                                        Exhibit 99.1
Park National Corporation reports third quarter
2015 financial results and declares quarterly dividend
Income rises with commercial and retail lending growth

NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the third quarter and first nine months of 2015, including increased net income and continued loan growth in the commercial, consumer, and mortgage categories. The board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on December 10, 2015 to common shareholders of record as of November 20, 2015.
Park’s net income for the three months ended September 30, 2015 (third quarter) was $20.0 million, compared to $18.3 million for the same period in 2014, an increase of $1.7 million or 9.7 percent. Net income per diluted common share for the third quarter of 2015 was $1.30, compared to $1.19 in the same period of 2014. Net income for the nine months ended September 30, 2015 (first nine months) was $60.1 million, compared to $59.7 million for the same period in 2014. Net income per diluted common share for the first nine months of 2015 was $3.90, compared to $3.87 in the same period of 2014.
Park’s community-banking subsidiary, The Park National Bank, reported net income of $61.2 million for the nine months ended September 30, 2015, compared to net income of $60.9 million for the same period of 2014. The Park National Bank had total assets of $7.2 billion at September 30, 2015 and $6.9 billion at September 30, 2014. This performance generated an annualized return on average assets of 1.14 percent and 1.21 percent for the bank for the first nine month periods of 2015 and 2014, respectively.
The Park National Bank loan portfolio expanded during the third quarter of 2015. Loans outstanding at September 30, 2015 were $4.96 billion, compared to $4.86 billion at June 30, 2015, an increase of $100 million or an annualized 8.19 percent. The bank reported growth in the third quarter across all loan categories: mortgage loan growth of $10 million (3.2 percent annualized), commercial loan growth of $70 million (11.4 percent annualized) and consumer loan growth of $20 million (8.4 percent annualized).
“This quarter, our strong lending capabilities combined with our reputation for reliability created more opportunities for us to serve business owners and families,” said Park Chief Executive Officer David L. Trautman. “We continue to focus our energy and resources on being a top provider of financing.”
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.3 billion in total assets (as of September 30, 2015). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the current economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on demand for loan, deposit and other financial services, delinquencies, defaults and counterparty ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, banking, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; unfavorable resolution of legal proceedings or other claims and regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2015, June 30, 2015, and September 30, 2014

	2015	2015	2014	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '15	3Q '14
INCOME STATEMENT:
Net interest income	$57,715	$56,515	$56,709	2.1%	1.8%
Provision for loan losses	2,404	1,612	4,501	N.M.	N.M.
Other income	20,191	19,191	19,396	5.2%	4.1%
Other expense	47,429	44,667	44,972	6.2%	5.5%
Income before income taxes	$28,073	$29,427	$26,632	(4.6)%	5.4%
Income taxes	8,033	8,388	8,363	(4.2)%	(3.9)%
Net income	$20,040	$21,039	$18,269	(4.7)%	9.7%

MARKET DATA:
Earnings per common share - basic (b)	$1.30	$1.37	$1.19	(5.1)%	9.2%
Earnings per common share - diluted (b)	1.30	1.37	1.19	(5.1)%	9.2%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	46.66	45.93	44.57	1.6%	4.7%
Stock price per common share at period end	90.22	87.37	75.42	3.3%	19.6%
Market capitalization at period end	1,384,035	1,342,954	1,160,896	3.1%	19.2%

Weighted average common shares - basic (a)	15,361,087	15,370,882	15,392,421	(0.1)%	(0.2)%
Weighted average common shares - diluted (a)	15,401,808	15,407,881	15,413,664	—%	(0.1)%
Common shares outstanding at period end	15,340,670	15,370,877	15,392,413	(0.2)%	(0.3)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.07%	1.16%	1.05%	(7.8)%	1.9%
Return on average equity (a)(b)	11.20%	11.90%	10.52%	(5.9)%	6.5%
Yield on loans	4.65%	4.68%	4.80%	(0.6)%	(3.1)%
Yield on investments	2.39%	2.49%	2.54%	(4.0)%	(5.9)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	3.91%	3.96%	4.17%	(1.3)%	(6.2)%
Cost of interest bearing deposits	0.29%	0.30%	0.27%	(3.3)%	7.4%
Cost of borrowings	2.39%	2.46%	2.58%	(2.8)%	(7.4)%
Cost of paying liabilities	0.70%	0.72%	0.79%	(2.8)%	(11.4)%
Net interest margin (g)	3.37%	3.40%	3.55%	(0.9)%	(5.1)%
Efficiency ratio (g)	60.71%	58.87%	58.93%	3.1%	3.0%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.08%	1.17%	1.06%	(7.7)%	1.9%
Annualized return on average tangible equity (a)(b)(c)	12.47%	13.25%	11.75%	(5.9)%	6.1%
Tangible book value per share (d)	$41.95	$41.22	$39.87	1.8%	5.2%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended September 30, 2015, June 30, 2015, and September 30, 2014

				Percent change vs.
BALANCE SHEET:	September 30, 2015	June 30, 2015	September 30, 2014	2Q '15	3Q '14

Investment securities	$1,469,284	$1,550,103	$1,472,625	(5.2)%	(0.2)%
Loans (h)	4,999,912	4,900,974	4,799,039	2.0%	4.2%
Allowance for loan losses	58,483	57,427	57,674	1.8%	1.4%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	20,136	21,876	19,185	(8.0)%	5.0%
Total assets	7,300,340	7,309,569	7,011,255	(0.1)%	4.1%
Total deposits	5,454,982	5,512,366	5,129,004	(1.0)%	6.4%
Borrowings	1,059,904	1,018,680	1,137,653	4.0%	(6.8)%
Shareholders' equity	715,803	705,963	685,999	1.4%	4.3%
Tangible equity (d)	643,469	633,629	613,665	1.6%	4.9%
Nonperforming loans	109,638	113,795	119,393	(3.7)%	(8.2)%
Nonperforming assets	129,774	135,671	160,563	(4.3)%	(19.2)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	68.49%	67.05%	68.45%	2.1%	0.1%
Nonperforming loans as a % of period end loans	2.19%	2.32%	2.49%	(5.6)%	(12.0)%
Nonperforming assets as a % of period end loans + OREO	2.59%	2.76%	3.33%	(6.2)%	(22.2)%
Allowance for loan losses as a % of period end loans	1.17%	1.17%	1.20%	—%	(2.5)%
Net loan charge-offs (recoveries)	$1,348	$(407)	$4,738	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.11%	(0.03)%	0.39%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end total assets	9.81%	9.66%	9.78%	1.6%	0.3%
Tangible equity (d) / Tangible assets (f)	8.90%	8.76%	8.84%	1.6%	0.7%
Average equity / Average assets (a)	9.59%	9.76%	9.98%	(1.7)%	(3.9)%
Average equity / Average loans (a)	14.37%	14.60%	14.45%	(1.6)%	(0.6)%
Average loans / Average deposits (a)	88.61%	88.80%	95.04%	(0.2)%	(6.8)%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2015 and 2014

(in thousands, except share and per share data)	2015	2014	Percent change vs. 2014
INCOME STATEMENT:
Net interest income	$169,765	$167,750	1.2%
Provision for loan losses	5,648	1,016	N.M.
Other income	58,255	55,715	4.6%
Total other expense	137,816	136,992	0.6%
Income before income taxes	$84,556	$85,457	(1.1)%
Income taxes	24,433	25,801	(5.3)%
Net income	$60,123	$59,656	0.8%

MARKET DATA:
Earnings per common share - basic (b)	$3.91	$3.87	1.0%
Earnings per common share - diluted (b)	3.90	3.87	0.8%
Cash dividends per common share	2.82	2.82	—%

Weighted average common shares - basic (a)	15,370,380	15,395,320	(0.2)%
Weighted average common shares - diluted (a)	15,411,511	15,413,625	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.10%	1.17%	(6.0)%
Return on average equity (a)(b)	11.35%	11.82%	(4.0)%
Yield on loans	4.67%	4.85%	(3.7)%
Yield on investments	2.48%	2.60%	(4.6)%
Yield on earning assets	3.95%	4.21%	(6.2)%
Cost of interest bearing deposits	0.30%	0.28%	7.1%
Cost of borrowings	2.40%	2.60%	(7.7)%
Cost of paying liabilities	0.72%	0.81%	(11.1)%
Net interest margin (g)	3.39%	3.58%	(5.3)%
Efficiency ratio (g)	60.29%	61.12%	(1.4)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,517	$2,810	(46.0)%
Annualized net loan charge-offs as a % of average loans (a)	0.04%	0.08%	(50.0)%

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.71%	9.90%	(1.9)%
Average stockholders' equity / Average loans (a)	14.53%	14.40%	0.9%
Average loans / Average deposits (a)	89.23%	94.58%	(5.7)%

OTHER RATIOS (NON-GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.11%	1.18%	(5.9)%
Annualized return on average tangible equity (a)(b)(c)	12.64%	13.24%	(4.5)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended September 30, 2015, June 30, 2015 and September 30, 2014 and the nine months ended September 30, 2015 and September 30, 2014.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
AVERAGE SHAREHOLDERS' EQUITY	$710,128	$709,031	$689,068	$708,085	$674,789
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$637,794	$636,697	$616,734	$635,751	$602,455

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2015	June 30, 2015	September 30, 2014
SHAREHOLDERS' EQUITY	$715,803	$705,963	$685,999
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$643,469	$633,629	$613,665

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
AVERAGE ASSETS	$7,405,178	$7,265,755	$6,901,110	$7,294,077	$6,813,257
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,332,844	$7,193,421	$6,828,776	$7,221,743	$6,740,923

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2015	June 30, 2015	September 30, 2014
TOTAL ASSETS	$7,300,340	$7,309,569	$7,011,255
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,228,006	$7,237,235	$6,938,921

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Interest income	$67,087	$65,804	$66,622	$197,909	$197,327
Fully taxable equivalent adjustment	220	170	209	551	653
Fully taxable equivalent interest income	$67,307	$65,974	$66,831	$198,460	$197,980
Interest expense	9,372	9,289	9,913	28,144	29,577
Fully taxable equivalent net interest income	$57,935	$56,685	$56,918	$170,316	$168,403

(h) Includes $11.4 million, $9.2 million, and $28.6 million of loans held for sale as of September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	Sept 30,		Sept 30,
(in thousands, except share and per share data)	2015	2014	2015	2014

Interest income:
Interest and fees on loans	$57,680	$57,492	$169,555	$169,249
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,175	9,011	27,677	27,758
Other interest income	232	119	677	320
Total interest income	67,087	66,622	197,909	197,327

Interest expense:
Interest on deposits:
Demand and savings deposits	614	440	1,656	1,232
Time deposits	2,508	2,136	7,672	6,547
Interest on borrowings	6,250	7,337	18,816	21,798
Total interest expense	9,372	9,913	28,144	29,577

Net interest income	57,715	56,709	169,765	167,750

Provision for loan losses	2,404	4,501	5,648	1,016

Net interest income after provision for loan losses	55,311	52,208	164,117	166,734

Other income	20,191	19,396	58,255	55,715

Other expense	47,429	44,972	137,816	136,992

Income before income taxes	28,073	26,632	84,556	85,457

Income taxes	8,033	8,363	24,433	25,801

Net income	$20,040	$18,269	$60,123	$59,656

Per Common Share:
Net income - basic	$1.30	$1.19	$3.91	$3.87
Net income - diluted	$1.30	$1.19	$3.90	$3.87

Weighted average shares - basic	15,361,087	15,392,421	15,370,380	15,395,320
Weighted average shares - diluted	15,401,808	15,413,664	15,411,511	15,413,625

Cash Dividends Declared	$0.94	$0.94	$2.82	$2.82

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2015	December 31, 2014

Assets

Cash and due from banks	$102,928	$133,511
Money market instruments	279,327	104,188
Investment securities	1,469,284	1,500,788
Loans	4,999,912	4,829,682
Allowance for loan losses	(58,483)	(54,352)
Loans, net	4,941,429	4,775,330
Bank premises and equipment, net	59,581	55,479
Goodwill	72,334	72,334
Other real estate owned	20,136	22,605
Other assets	355,321	336,964
Total assets	$7,300,340	$7,001,199

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,288,750	$1,269,296
Interest bearing	4,166,232	3,858,704
Total deposits	5,454,982	5,128,000
Borrowings	1,059,904	1,108,582
Other liabilities	69,651	68,076
Total liabilities	$6,584,537	$6,304,658

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2015 and December 31, 2014)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2015 and 2014; 16,150,859 shares issued at September 30, 2015 and 16,150,888 shares issued at December 31, 2014)	303,805	303,104
Accumulated other comprehensive loss, net of taxes	(7,429)	(13,608)
Retained earnings	501,145	484,484
Treasury shares (810,189 shares at September 30, 2015 and 758,489 shares at December 31, 2014)	(81,718)	(77,439)
Total shareholders' equity	$715,803	$696,541

Total liabilities and shareholders' equity	$7,300,340	$7,001,199

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2015	2014	2015	2014

Assets

Cash and due from banks	$113,708	$110,023	$117,617	$110,120
Money market instruments	362,420	185,899	355,240	168,066
Investment securities	1,528,404	1,396,880	1,500,275	1,407,734
Loans	4,942,024	4,768,253	4,872,191	4,685,235
Allowance for loan losses	(57,798)	(57,949)	(56,383)	(58,969)
Loans, net	4,884,226	4,710,304	4,815,808	4,626,266
Bank premises and equipment, net	59,386	55,133	57,985	55,465
Goodwill and other intangibles	72,334	72,334	72,334	72,334
Other real estate owned	20,970	22,340	22,310	28,406
Other assets	363,730	348,197	352,508	344,866
Total assets	$7,405,178	$6,901,110	$7,294,077	$6,813,257

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,302,987	$1,170,280	$1,290,383	$1,173,091
Interest bearing	4,274,375	3,846,846	4,169,895	3,780,717
Total deposits	5,577,362	5,017,126	5,460,278	4,953,808
Borrowings	1,037,158	1,130,133	1,049,041	1,122,926
Other liabilities	80,530	64,783	76,673	61,734
Total liabilities	$6,695,050	$6,212,042	$6,585,992	$6,138,468

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	303,631	302,870	303,392	302,762
Accumulated other comprehensive loss, net of taxes	(12,136)	(11,967)	(9,154)	(18,922)
Retained earnings	498,670	475,778	493,117	468,350
Treasury shares	(80,037)	(77,613)	(79,270)	(77,401)
Total shareholders' equity	$710,128	$689,068	$708,085	$674,789

Total liabilities and shareholders' equity	$7,405,178	$6,901,110	$7,294,077	$6,813,257

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2015	2015	2015	2014	2014
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$57,680	$56,463	$55,412	$58,395	$57,492
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,175	9,113	9,389	9,223	9,011
Other interest income	232	228	217	198	119
Total interest income	67,087	65,804	65,018	67,816	66,622

Interest expense:
Interest on deposits:
Demand and savings deposits	614	556	486	445	440
Time deposits	2,508	2,542	2,622	2,776	2,136
Interest on borrowings	6,250	6,191	6,375	7,301	7,337
Total interest expense	9,372	9,289	9,483	10,522	9,913

Net interest income	57,715	56,515	55,535	57,294	56,709

Provision for (recovery of) loan losses	2,404	1,612	1,632	(8,349)	4,501

Net interest income after provision for (recovery of) loan losses	55,311	54,903	53,903	65,643	52,208

Other income	20,191	19,191	18,873	19,834	19,396

Other expense	47,429	44,667	45,720	50,518	44,972

Income before income taxes	28,073	29,427	27,056	34,959	26,632

Income taxes	8,033	8,388	8,012	10,658	8,363

Net income	$20,040	$21,039	$19,044	$24,301	$18,269

Per Common Share:
Net income - basic	$1.30	$1.37	$1.24	$1.58	$1.19
Net income - diluted	$1.30	$1.37	$1.23	$1.58	$1.19

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2015	2015	2015	2014	2014
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$4,933	$5,210	$4,912	$5,050	$4,734
Service charges on deposits	3,909	3,684	3,381	3,651	4,171
Other service income	3,251	3,025	2,301	3,564	2,450
Checkcard fee income	3,643	3,665	3,351	3,433	3,431
Bank owned life insurance income	1,574	1,086	1,878	1,153	1,420
OREO valuation adjustments	(718)	(251)	(304)	(380)	(935)
Gain on the sale of OREO, net	243	513	673	45	2,149
Gain on commercial loans held for sale	—	—	756	1,867	—
Loss on sale of investments	—	—	—	(1,175)	—
Miscellaneous	3,356	2,259	1,925	2,626	1,976
Total other income	$20,191	$19,191	$18,873	$19,834	$19,396

Other expense:
Salaries	$21,692	$20,995	$20,982	$21,552	$20,515
Employee benefits	6,721	4,729	5,685	2,973	5,728
Occupancy expense	2,469	2,381	2,579	2,378	2,339
Furniture and equipment expense	3,044	2,831	2,862	2,709	2,870
Data processing fees	1,383	1,197	1,267	1,196	1,281
Professional fees and services	5,424	5,583	4,694	8,195	6,934
Marketing	1,058	937	1,013	1,160	1,087
Insurance	1,399	1,362	1,461	1,413	1,396
Communication	1,245	1,233	1,331	1,328	1,304
Miscellaneous	2,994	3,419	3,846	7,614	1,518
Total other expense	$47,429	$44,667	$45,720	$50,518	$44,972

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2015	June 30, 2015	March 31, 2015	2014		2013	2012		2011

Allowance for loan losses:
Allowance for loan losses, beginning of period	$57,427	$55,408	$54,352	$59,468		$55,537	$68,444		$143,575
Transfer of loans at fair value	—	—	—	—		—	—		(219)
Transfer of allowance to held for sale	—	—	—	—		—	—		(13,100)
Charge-offs	3,716	3,027	3,418	24,780	(B)	19,153	61,268	(A)	133,882
Recoveries	2,368	3,434	2,842	26,997		19,669	12,942		8,798
Net charge-offs (recoveries)	1,348	(407)	576	(2,217)		(516)	48,326		125,084
Provision for (recovery of) loan losses	2,404	1,612	1,632	(7,333)		3,415	35,419		63,272
Allowance for loan losses, end of period	$58,483	$57,427	$55,408	$54,352		$59,468	$55,537		$68,444
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$58,483	$57,427	$55,408	$54,352		$59,468	$55,537		$68,444
Specific reserves	5,738	6,597	5,064	3,660		10,451	8,276		15,935
General reserves	$52,745	$50,830	$50,344	$50,692		$49,017	$47,261		$52,509

Total loans	$4,999,912	$4,900,974	$4,830,830	$4,829,682		$4,620,505	$4,450,322		$4,317,099
Impaired commercial loans	69,188	70,553	70,461	73,676		112,304	137,238		187,074
Total loans less impaired commercial loans	$4,930,724	$4,830,421	$4,760,369	$4,756,006		$4,508,201	$4,313,084		$4,130,025

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.11%	(0.03)%	0.05%	(0.05)%		(0.01)%	1.10%		2.65%
Allowance for loan losses as a % of period end loans	1.17%	1.17%	1.15%	1.13%		1.29%	1.25%		1.59%
General reserves as a % of total loans less impaired commercial loans	1.07%	1.05%	1.06%	1.07%		1.09%	1.10%		1.27%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$90,995	$95,739	$95,873	$100,393		$135,216	$155,536		$195,106
Accruing troubled debt restructuring	17,131	16,520	16,802	16,254		18,747	29,800		28,607
Loans past due 90 days or more	1,512	1,536	1,629	2,641		1,677	2,970		3,489
Total nonperforming loans	$109,638	$113,795	$114,304	$119,288		$155,640	$188,306		$227,202
Other real estate owned - Park National Bank	7,797	8,774	10,223	10,687		11,412	14,715		13,240
Other real estate owned - SEPH	12,339	13,102	16,114	11,918		23,224	21,003		29,032
Other real estate owned - Vision Bank	—	—	—	—		—	—		—
Total nonperforming assets	$129,774	$135,671	$140,641	$141,893		$190,276	$224,024		$269,474
Percentage of nonaccrual loans to period end loans	1.82%	1.95%	1.98%	2.08%		2.93%	3.49%		4.52%
Percentage of nonperforming loans to period end loans	2.19%	2.32%	2.37%	2.47%		3.37%	4.23%		5.26%
Percentage of nonperforming assets to period end loans	2.60%	2.77%	2.91%	2.94%		4.12%	5.03%		6.24%
Percentage of nonperforming assets to period end total assets	1.78%	1.86%	1.92%	2.03%		2.87%	3.37%		3.86%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2015	June 30, 2015	March 31, 2015	2014	2013	2012	2011

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$76,387	$80,470	$77,387	$77,477	$99,108	$100,244	$96,113
Accruing troubled debt restructuring	17,036	16,423	16,706	16,157	18,747	29,800	26,342
Loans past due 90 days or more	1,512	1,536	1,629	2,641	1,677	2,970	3,367
Total nonperforming loans	$94,935	$98,429	$95,722	$96,275	$119,532	$133,014	$125,822
Other real estate owned - Park National Bank	7,797	8,774	10,223	10,687	11,412	14,715	13,240
Total nonperforming assets	$102,732	$107,203	$105,945	$106,962	$130,944	$147,729	$139,062
Percentage of nonaccrual loans to period end loans	1.53%	1.65%	1.61%	1.61%	2.16%	2.28%	2.29%
Percentage of nonperforming loans to period end loans	1.90%	2.02%	1.99%	2.00%	2.61%	3.03%	3.00%
Percentage of nonperforming assets to period end loans	2.06%	2.19%	2.20%	2.23%	2.86%	3.36%	3.32%
Percentage of nonperforming assets to period end total assets	1.42%	1.48%	1.47%	1.55%	2.01%	2.27%	2.21%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, 2013, 2012, and 2011):
Nonaccrual loans	$14,608	$15,269	$18,486	$22,916	$36,108	$55,292	$98,993
Accruing troubled debt restructuring	95	97	96	97	—	—	2,265
Loans past due 90 days or more	—	—	—	—	—	—	122
Total nonperforming loans	$14,703	$15,366	$18,582	$23,013	$36,108	$55,292	$101,380
Other real estate owned - Vision Bank	—	—	—	—	—	—	—
Other real estate owned - SEPH	12,339	13,102	16,114	11,918	23,224	21,003	29,032
Total nonperforming assets	$27,042	$28,468	$34,696	$34,931	$59,332	$76,295	$130,412
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.
Percentage of nonperforming assets to period end total assets	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$95,739	$95,873	$100,393	$135,216	$155,536	$195,106	$289,268
New nonaccrual loans	9,231	23,974	13,844	70,059	67,398	83,204	124,158
Resolved nonaccrual loans	13,975	24,108	18,232	86,384	87,718	122,774	218,320
Sale of nonaccrual loans held for sale	—	—	132	18,498	—	—	—
Nonaccrual loans, end of period	$90,995	$95,739	$95,873	$100,393	$135,216	$155,536	$195,106

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$80,470	$77,387	$77,477	$99,108	$100,244	$96,113	$117,815
New nonaccrual loans - Ohio-based operations	9,231	23,974	13,844	69,389	66,197	68,960	78,316
Resolved nonaccrual loans	13,314	20,891	13,934	78,288	67,333	64,829	100,018
Sale of nonaccrual loans held for sale	—	—	—	12,732	—	—	—
Nonaccrual loans, end of period	$76,387	$80,470	$77,387	$77,477	$99,108	$100,244	$96,113

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$15,269	$18,486	$22,916	$36,108	$55,292	$98,993	$171,453
New nonaccrual loans - SEPH/Vision Bank	—	—	—	670	1,201	14,243	45,842
Resolved nonaccrual loans	661	3,217	4,298	8,096	20,385	57,944	118,302
Sale of nonaccrual loans held for sale	—	—	132	5,766	—	—	—
Nonaccrual loans, end of period	$14,608	$15,269	$18,486	$22,916	$36,108	$55,292	$98,993

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)
				Year ended December 31,
(in thousands, except ratios)	September 30, 2015	June 30, 2015	March 31, 2015	2014	2013	2012	2011

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$99,172	$100,577	$96,235	$106,156	$175,576	$242,345	$290,908
Prior charge-offs	29,984	30,024	25,774	32,480	63,272	105,107	103,834
Remaining principal balance	69,188	70,553	70,461	73,676	112,304	137,238	187,074
Specific reserves	5,738	6,597	5,064	3,660	10,451	8,276	15,935
Book value, after specific reserve	$63,450	$63,956	$65,397	$70,016	$101,853	$128,962	$171,139

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com